SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                ---------------

               Date of Report (Date of Earliest Event Reported)
                          May 28 ,2002 (May 21, 2002)

                                CITIGROUP INC.
            (Exact Name of Registrant as Specified in its Charter)


             Delaware                      1-9924               52-1568099
             --------                      ------               ----------
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)



399 Park Avenue, New York, New York                            10043
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(Address of Principal Executive Offices)                    (Zip Code)

                                (212) 559-1000
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events

         On May 21, 2002, the Company announced that it will acquire Golden State Bancorp Inc. ("GSB") in a transaction in which the Company will pay approximately $16.40 in cash and .5234 of a share of the Company's common stock for each share of GSB common stock delivered at closing. GSB stockholders will be entitled to elect to receive the merger consideration in shares of the Company common stock or cash, subject to certain limitations. Based on closing prices on May 21, 2002, the total transaction value is approximately $5.8 billion on a fully diluted basis.

         In connection with the Merger Agreement, certain stockholders of GSB, which have voting power over approximately 31.5% of the outstanding shares of GSB common stock, have entered into a Securityholders Agreement (the "Securityholders Agreement") pursuant to which they have agreed to vote their shares in favor of the transaction.

         The transaction is expected to be completed in the fourth quarter of 2002. It is subject to a number of regulatory approvals and the approval of Golden State stockholders. The merger is intended to be tax-free.

         The Merger Agreement, the Securityholders Agreement and the press release announcing the transaction are attached hereto as exhibits and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            Exhibit No.    Description

            2.01 Merger Agreement, by and among, Citigroup Inc., Mercury Merger Sub, Inc. and Golden State Bancorp Inc., dated as of May 21, 2002

            2.02 Securityholders Agreement, by and among, Citigroup Inc., Golden State Bancorp Inc., Mafco Holdings Inc., GSB Investments Corp., Macandrews & Forbes Holdings Inc., Hunter's Glen/Ford, Ltd. and Gerald
                           J. Ford, dated as of May 21, 2002.

           99.01 Press Release, dated May 21, 2002, issued by Citigroup Inc. (incorporated by reference from the Company Report on Form 8-K filed with the SEC on May 22, 2002).



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CITIGROUP INC.

                                            By: /s/ John R. Dye
                                                -------------------------
                                            Name:    John R. Dye
                                            Title:   Assistant Secretary

Date:  May 28, 2002


                                 EXHIBIT INDEX

         Exhibit No.                      Exhibit Name

            2.01 Merger Agreement, by and among, Citigroup Inc., Mercury Merger Sub, Inc. and Golden State Bancorp Inc., dated as of May 21, 2002

            2.02 Securityholders Agreement, by and among, Citigroup Inc., Golden State Bancorp Inc., Mafco Holdings Inc., GSB Investments Corp., Macandrews & Forbes Holdings Inc., Hunter's Glen/Ford, Ltd. and Gerald
                           J. Ford, dated as of May 21, 2002.

           99.01 Press Release, dated May 21, 2002, issued by Citigroup Inc. (incorporated by reference from the Company Report on Form 8-K filed with the SEC on May 22, 2002).